Filed pursuant to Rule 497(e)
File Nos. 333-00515 and 811-07513

FUND SYMBOL	PULTX

Putnam Ultra Short MAC Series

Prospectus

4 | 4 | 23, as revised 5 | 25 | 23

Table of contents
Fund summary	2
What are the fund’s main investment strategies and related risks?	6
Who oversees and manages the fund?	13
How does the fund price its shares?	15
How do I buy fund shares?	16
How do I sell fund shares?	17
Policy on excessive short-term trading	18
Payments to sponsors and dealers	19
Fund distributions and taxes	20

Investment Category: Income This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.	These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Ultra Short MAC Series seeks as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”) believes is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
None	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Management fees[a]	Distribution and service (12b-1) fees	Other expenses+	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
—	—	0.11%	0.11%	(0.11%)	0.00%

[a]	The investment adviser does not charge a management fee to the fund. Shareholders should be aware, however, that the fund is part of separately managed account investment programs, and the investment adviser will be compensated directly or indirectly by wrap program sponsors or wrap account clients for separately managed account advisory services.
+	Other expenses are based on estimated amounts for the current fiscal year.
#	Reflects Putnam Management’s contractual obligation to limit certain fund expenses through at least April 4, 2026. This obligation may be modified or discontinued only with approval of the Board of Trustees.
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Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

1 year	3 years
$0	$0

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate will be available after the fund completes its first fiscal year.

Investments, risks, and performance

Investments

The fund was established exclusively for use within separately managed accounts (“SMAs”). The fund is used in combination with selected individual securities to implement the SMA’s investment program.

We invest in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. We may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed four years.

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We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The effects of inflation may erode the value of your investment over time. The value of investments in the fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund's portfolio holdings, may negatively impact the fund's performance, and may exacerbate other risks to which the fund is subject.

The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that the issuer of a fixed income investment may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest rate risk is generally greater for longer-term debt. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid.

International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

The fund is intended to be a component of an SMA strategy in managed account investment programs sponsored by third-party financial institutions. A program sponsor’s clients may, alone or in the aggregate, have substantial investments in the fund. If a program sponsor decides to remove the strategy as an available option for its program participants or to cease investing in the fund to implement the strategy, or if a large program client decides to terminate its managed account, the fund may experience relatively large redemptions and could be required to liquidate some or all of its assets at inopportune times or unfavorable prices. The liquidation of fund assets at inopportune times or unfavorable prices may increase or accelerate taxable gains or

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transaction costs, may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, and could cause the value of your investment to decline.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Joanne Driscoll, Head of Short-Term Liquid Markets, portfolio manager of the fund since its inception in 2023
Andrew Benson, Portfolio Manager, portfolio manager of the fund since its inception in 2023
Michael Lima, Portfolio Manager, Analyst, portfolio manager of the fund since its inception in 2023

Sub-advisor

Putnam Investments Limited*

*Though the investment adviser has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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Purchase and sale of fund shares

Shares of the fund may be purchased only by and on behalf of “wrap” account clients (“eligible investors”) where Putnam Management has an agreement to serve as investment adviser to the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly to the wrap account clients of the wrap program sponsor. The fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each eligible investor, by purchasing shares, agrees to any such redemption. There is no minimum investment amount for initial investments or subsequent investments. Eligible investors may purchase shares or sell their shares back to the fund (based on instructions from their wrap program sponsor to the broker-dealer who executes trades for their managed account) on any day the New York Stock Exchange (“NYSE”) is open. Purchase and redemption orders are processed at the net asset value next calculated after the order is received on behalf of the eligible investor each day the NYSE is open.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a wrap program sponsor, broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the wrap program sponsor, broker/dealer or other intermediary to recommend the fund, or a managed account strategy of which the fund is a part, over another investment. Ask your adviser or visit your adviser’s website for more information.

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities.

The fund was established exclusively for use within SMAs. The fund is used in combination with selected individual securities to implement the SMA’s investment program.

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• Interest rate risk. The values of money market and other fixed income securities usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing fixed income securities, and rising interest rates generally result in a decrease in the value of existing fixed income securities. Changes in a fixed income security’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed four years. Short-term investments may have lower yields than longer-term investments. As mentioned in the fund summary, under normal circumstances the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.

Some investments that we purchase have an interest rate that changes based on a market interest rate and/or allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period until the interest rate resets and/or payment could be demanded. Because the interest rate on these investments can change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk. We invest in investment-grade investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it. This means we may at times hold securities rated below-investment-grade (sometimes referred to as “junk bonds”) if the rating for a security held by the fund is reduced to below-investment-grade.

Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and is likely to fall. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-

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coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the fixed income securities in which the fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their securities, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

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• Foreign investments. We may invest in foreign investments denominated in U.S. dollars. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Liquidity and illiquid investments. We may invest up to 15% of the fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Redemption risk. The fund is intended to be a component of an SMA strategy in managed account investment programs sponsored by third-party financial institutions. A program sponsor’s clients may, alone or in the aggregate, have substantial investments in the fund. If a program sponsor decides to remove the strategy as an available option for its program participants or to cease investing in the fund to implement the strategy, or if a large program client decides to terminate its managed account, the fund may experience relatively large redemptions and could be required to liquidate some or all of its assets at inopportune times or unfavorable prices. The fund is subject to the risk that these shareholders will redeem large quantities of shares of the fund rapidly or unexpectedly, including as a result of asset allocation decisions made by Putnam Management. These transactions could adversely affect the fund’s performance if it is forced to sell portfolio securities to satisfy redemption requests when the fund would otherwise not do so and at unfavorable prices. Redemptions of a large number of shares may also affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs, negatively affect the fund’s net asset value or ability to satisfy redemptions in a timely manner, and result in adverse tax consequences for the fund and its shareholders. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the fund. These risks are more pronounced to the extent that a smaller number of shareholders own substantial portions of the fund.

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• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the COVID-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the fund, including the risks disclosed in this prospectus, which could negatively impact the fund's performance and lead to losses on your investment in the fund. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

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Additional investment strategies and related risks.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and credit default, total return and interest rate swap contracts, although they do not represent a primary focus of the fund. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments or index. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad), to adjust the term of the fund’s U.S. Treasury security exposure, to adjust the fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract. For further information about additional types and risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

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• ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with traditional fundamental considerations, including a company’s industry, geography, and strategic position or the fundamentals of a securitized product and its underlying assets. With respect to securitized products, we may evaluate ESG considerations related to the originator, servicers and other relevant parties. We also consider ESG factors when evaluating sovereign debt, including both current ESG metrics and goals and progress by the sovereign issuer with respect to ESG considerations. When considering ESG factors for all asset classes, we use company or issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. With respect to certain fund holdings, such as holdings of securitized investments, data on material ESG considerations may be limited. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

• Other investments. In addition to the investment strategies described above, the fund may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

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• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.

• Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period.

From time to time the fund may engage in frequent trading.

Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

• Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

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The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees

Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees' approval of the fund’s management contract and the sub-management contract described below will be discussed in the fund’s first report to shareholders. Putnam Management's address is 100 Federal Street, Boston, MA 02110.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.20% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER. Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

The fund does not pay a management fee to Putnam Management. Shareholders should be aware, however, that the fund is part of SMA investment programs, and Putnam Management will be compensated directly or indirectly by wrap program sponsors or wrap program clients for SMA advisory services.

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• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Joanne Driscoll	2023	Putnam Management 1995-Present	Head of Short-Term Liquid Markets Previously, Portfolio Manager
Andrew Benson	2023	Putnam Management 2008-Present	Portfolio Manager Previously, Trader
Michael Lima	2023	Putnam Management 1997-Present	Portfolio Manager, Analyst Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

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How do I buy fund shares?

Opening an account

Shares of the fund may be purchased only by and on behalf of “wrap” account clients (“eligible investors”) where Putnam Management has an agreement to serve as investment adviser to the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly to the wrap account clients of the wrap program sponsor. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor; for more information about opening your account, please contact your wrap program sponsor.

There is no minimum investment amount to open an account imposed by the fund. Minimum investment amounts for investing in the fund, however, may be imposed by wrap program sponsors and can be found in the client agreement provided to you by the wrap program sponsor or your investment adviser.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The fund is unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Eligible investors may purchase shares on any day the New York Stock Exchange (“NYSE”) is open. The fund sells its shares at the offering price, which is the NAV. Your financial representative generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

Shares of the fund may be held only by eligible investors. Transfers of fund shares may be limited. The fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor, and each eligible investor, by purchasing shares, agrees to any such redemption. Please contact your wrap program sponsor for more information.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

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Purchasing additional shares

Once you have an existing account, purchase orders will be made based on instructions from your wrap program sponsor to the financial representative who executes trades for your managed account. To make a purchase, your financial representative must submit a purchase order to Putnam Investor Services. Your financial representative must arrange to have federal funds wired to Putnam Investor Services. Wiring instructions may be obtained by calling 1-800-225-1581.

How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open. Redemption orders are placed on your behalf by the wrap program sponsor with the financial representative that executes trades for your managed account.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Your financial representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your financial representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Payment information. If your account is held directly with Putnam Investor Services, the fund typically expects to send you payment for your shares the business day after your request is received in good order. If you hold your shares through certain financial intermediaries or financial intermediary programs, receipt of payment for your shares may differ based on industry standard trade settlement practices, as managed by your intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with Putnam Investor Services and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s interfund lending arrangement. For additional information regarding the fund’s interfund lending arrangement, please see the SAI.

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund will not use in-kind redemptions for eligible investors who hold shares of the fund through an SMA. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid

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prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

• Redemption by the fund. The fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor, and each eligible investor, by purchasing shares, agrees to any such redemption.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

• Policy on excessive short-term trading. Because the fund is designed to be a component of “wrap” accounts that also invest in individual securities and other investments, fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The fund is managed in a manner that is consistent with its role in the wrap accounts. Because all purchase and redemption orders are initiated by the applicable wrap program sponsor, “wrap” account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in fund shares. Accordingly, Putnam Management and the fund’s Trustees have not adopted policies to discourage short-term trading in the fund. However, the fund reserves the right to refuse purchase orders.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

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Payments to sponsors and dealers

Shares of the fund are only available to “wrap” account clients where Putnam Management has an agreement to serve as investment adviser to the wrap program sponsor or directly to the wrap account clients of the wrap program sponsor. Putnam Management may pay the sponsor fees in exchange for the sponsor’s continuing due diligence, analysis, training, marketing support and/or program servicing. These payments may be deducted from management fees paid to Putnam Management or billed separately. In some cases, these payments may be based on assets in the wrap accounts or new assets added to those accounts, and may or may not be documented in the advisory agreements between Putnam Management and the wrap program sponsor.

Putnam Management, Putnam Retail Management and their affiliates make payments to dealers that do not increase your fund expenses, as described below.

• Payments to sponsors and dealers. Putnam Management, Putnam Retail Management and their affiliates pay compensation to selected dealers, including wrap program sponsors, in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund, a managed account strategy of which the fund is a part, or other Putnam funds to its customers over another investment. These additional payments are made by Putnam Management, Putnam Retail Management and their affiliates and do not increase the amount paid by you or the fund as shown under Fund summary -- Fees and expenses.

The additional payments to dealers by Putnam Management, Putnam Retail Management and their affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the

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dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2022 in the SAI, which is on file with the SEC. You can also find other details in the SAI about the payments made by Putnam Management, Putnam Retail Management and their affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

• Other payments. Putnam Management, Putnam Retail Management and their affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations.

Fund distributions and taxes

The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly. The terms of your wrap program agreement will govern how you may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. The fund does not expect to distribute significant gains taxable as capital gains. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the fund.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in

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the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale of your shares generally also will be subject to tax.
The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Prospectus and SAI

The prospectus and SAI for a fund provide information concerning the fund. The prospectus and SAI are updated at least annually and any information provided in a prospectus or SAI can be changed without a shareholder vote unless specifically stated otherwise. The prospectus and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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For more information about Putnam Ultra Short MAC Series

The fund’s SAI and annual and semiannual reports to shareholders, when available, will include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam's website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about the fund on the EDGAR Database on the Securities and Exchange Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the fund’s file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com
File No. 811-07513